SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2003



                         FAIRPOINT COMMUNICATIONS, INC.
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             (Exact Name of Registrant as specified in its charter)



          Delaware                  333-56365                 13-3725229
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(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)                Number)              Identification No.)


      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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               (Address of Principal Executive Offices) (Zip Code)


                                 (704) 344-8150
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

The Form 8-K of the Registrant dated September 30, 2003, and filed on October 14, 2003, is hereby amended to include the conformed signature which was inadvertently omitted:



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FAIRPOINT COMMUNICATIONS, INC.



                                         By:  /s/ Walter E.  Leach, Jr.
                                              ----------------------------------
                                              Name:    Walter E.  Leach, Jr.
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer

Date:   October 14, 2003